SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 26, 2005


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                11-2408943
(State or other jurisdiction of       (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                              10153
(Address of principal executive offices)                        (Zip Code)


                         Commission File Number: 1-14064


                                  212-572-4200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

            On September 26, 2005, the Stock Plan Subcommittee of the Compensation Committee of the Board of Directors of The Estee Lauder Companies Inc. (the "Company") granted options, performance share unit awards and restricted stock units to certain executive officers of the Company pursuant to The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (the "Fiscal 2002 Plan").

Options
-------

            Option grants were made to the following executive officers listed in the Summary Compensation Table in the Company's 2005 proxy statement:

                                                Shares of Class A Common
Named Executive Officer                         Stock Underlying Options
-----------------------                         ------------------------

William P. Lauder                                         150,000
Daniel J. Brestle                                         100,000
Patrick Bousquet-Chavanne                                  50,000
Philip Shearer                                             50,000

Each option has an exercise price equal to $35.00 per share. The options are generally exercisable in three substantially equal annual tranches beginning on January 1, 2007. Options become exercisable earlier upon death, disability or retirement of the optionee or a change in control of the Company. All options expire on September 26, 2015, subject to earlier termination or forfeiture and the expiration of the one year period after death in the case of death after September 26, 2014. Earlier termination or forfeiture can occur if the employee resigns other than by reason of retirement or is terminated. Post-termination exercises are subject to non-competition and good conduct requirements. A copy of the Form of Stock Option Agreement providing additional information regarding the terms of each option is incorporated by reference to Exhibit No. 10.2 to this Form 8-K.

Performance Share Unit Awards
-----------------------------

            Performance Share Unit Awards were granted to the following executive officers listed in the Summary Compensation Table in the Company's 2005 proxy statement:

                                                    Shares of Class A Common
                                                     Stock Underlying Target
Named Executive Officer                             Performance Share Awards
-----------------------                             ------------------------

William P. Lauder                                             28,993
Daniel J. Brestle                                             19,329
Patrick Bousquet-Chavanne                                      9,664
Philip Shearer                                                 9,664

            Payout of the target amounts, which will be made in shares of Class A Common Stock, is generally subject to the achievement by the Company of its net sales and net earnings per share goals for the three years ending June 30, 2008. No payouts will be made pursuant to an opportunity unless the threshold for such opportunity is achieved and additional shares shall be paid out if


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
performance exceeds the targeted performance goals. Except as provided below, full payout to any executive is subject to his continued employment through June 30, 2008 (the "Award Period") or formal retirement under the Company's pension plan during the Award Period. Pro rata payouts will be made to the executive or his estate if he dies or becomes permanently disabled during the Award Period or if he is terminated without cause in the second or third year of the Award Period. Performance Share Units are forfeited upon voluntary resignation (which does not qualify as retirement), termination for cause and termination by the Company without cause in the first year of the Award Period. Full payouts based on target award amounts will be made in the case of a Change in Control. Upon payout shares will be withheld to cover minimum statutory tax obligations. Performance Share Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

            Performance Share Unit Awards are Stock Units and Performance-Based Awards under the Fiscal 2002 Plan. Measurement of performance is subject to certain automatic adjustments, such as changes in accounting principles, the impact of discontinued operations and non-recurring income/expenses.

            The form of Performance Share Unit Award Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Restricted Stock Units
----------------------

            Restricted Stock Units were granted to the following executive officers listed in the Summary Compensation Table in the Company's 2005 proxy statement:

                                                    Shares of Class A Common
                                                     Stock Underlying Target
Named Executive Officer                              Restricted Stock Units
-----------------------                              ----------------------

William P. Lauder                                             28,993
Daniel J. Brestle                                             19,329
Patrick Bousquet-Chavanne                                      9,664
Philip Shearer                                                 9,664

            Restricted Stock Units vest ratably in thirds on October 31, 2006, 2007 and 2008 (or the first day thereafter that shares may be traded under the Company's policy). Upon death, disability or involuntary termination without cause, shares will vest pro rata for full months employed during the vesting period. Payout upon death will be as soon as practicable thereafter. Payout upon termination without cause shall be on the first day after termination that shares may be sold under the Company's policy. Payout upon disability will be in accordance with the annual vesting schedule. Upon retirement, unvested shares will vest and be paid out on the first day after retirement that shares of Class A Common Stock may be sold under the Company's policy. Restricted Stock Units will vest upon, and be paid out as soon as practicable after, a Change in Control. Unvested Restricted Stock Units will be forfeited upon termination for cause and upon voluntary resignation that does not qualify as retirement. Upon payout shares will be withheld to cover minimum statutory tax obligations.


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
Restricted Stock Units are accompanied by dividend equivalent rights that will be payable in cash at the time of payout of the related shares.

            The form of Restricted Stock Unit Agreement is attached hereto as
Exhibit 10.4 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c)        Exhibits

10.1 The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (filed as Exhibit 4(d) to our Registration Statement on Form S-8 (No. 333-72684) on November 1, 2001).*

10.2 Form of Stock Option Agreement under Fiscal 2002 Share Incentive Plan (filed as Exhibit 10.2 to our Current Report on Form 8-K dated August 24, 2004) (SEC File No. 1-14064).*

10.3 Form of Performance Share Unit Award Agreement Under The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).

10.4 Form of Restricted Stock Unit Agreement Under The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (including Form of Notice of Grant).*

*  Incorporated by reference.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      THE ESTEE LAUDER COMPANIES INC.

Date: September 28, 2005              By: /s/ Amy DiGeso
                                          ----------------------------------
                                          Amy DiGeso
                                          Senior Vice President - Global
                                          Human Resources





















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